PROSPECTUS

                            [American Century Logo]
                             American Century (sm)

                               SEPTEMBER 3, 1996
                            Revised January 1, 1997



                                     BENHAM
                                    GROUP(R)



                            European Government Bond



                                  [front cover]




AMERICAN CENTURY INVESTMENTS
FAMILY OF FUNDS

     American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your investment needs, American Century funds have been divided into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.


                          AMERICAN CENTURY INVESTMENTS


BENHAM GROUP             AMERICAN CENTURY GROUP      TWENTIETH CENTURY(R) GROUP

MONEY MARKET FUNDS       ASSET ALLOCATION &
GOVERNMENT BOND FUNDS    BALANCED FUNDS                GROWTH FUNDS
DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS     INTERNATIONAL FUNDS
MUNICIPAL BOND FUNDS     SPECIALTY FUNDS


   European
Government Bond


                                   PROSPECTUS
                               SEPTEMBER 3, 1996
                            REVISED JANUARY 1, 1997


                         European Government Bond Fund


                   AMERICAN CENTURY INTERNATIONAL BOND FUNDS


     American Century International Bond Funds is a part of American Century Investments, a family of funds that includes nearly 70 no-load mutual funds covering a variety of investment opportunities. One of the funds from our Benham Group that invests in the highest-quality European government debt securities is described in this Prospectus. Its investment objective is listed on page 2 of this Prospectus. The other funds are described in separate prospectuses.

     American Century offers investors a full line of no-load funds, investments that have no sales charges or commissions.

     This Prospectus gives you information about the Fund that you should know before investing. Please read this Prospectus carefully and retain it for future reference. Additional information is included in the Statement of Additional Information dated September 3, 1996 and filed with the Securities and Exchange Commission ("SEC"). It is incorporated into this Prospectus by reference. To obtain a copy without charge, call or write:

                          AMERICAN CENTURY INVESTMENTS
                       4500 Main Street o P.O. Box 419200
               Kansas City, Missouri 64141-6200 o 1-800-345-2021
                       International calls: 816-531-5575
                    Telecommunications Device for the Deaf:
                   1-800-634-4113 o In Missouri: 816-753-1865
                       Internet: www.americancentury.com

     Additional information, including this Prospectus and the Statement of Additional Information, may be obtained by accessing the Web site maintained by the SEC (www.sec.gov).

     Investments in the Fund are not insured, nor are they guaranteed by the U.S. government or any other agency.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Prospectus                                                                     1



INVESTMENT OBJECTIVE OF THE FUND


AMERICAN CENTURY -- BENHAM EUROPEAN
GOVERNMENT BOND FUND

     The Fund seeks over the long term as high a level of total return as is consistent with investment in the highest-quality European government debt securities.

     There is no assurance that the Fund will achieve its investment objective.



NO PERSON IS AUTHORIZED BY THE FUND TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY OR ON BEHALF OF THE FUND, AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.


2    Investment Objectives                          American Century Investments


TABLE OF CONTENTS

Transaction and Operating Expense Table ......................4
Financial Highlights .........................................5

INFORMATION REGARDING THE FUND
Investment Policies of the Fund ..............................6
     Investment Objective ....................................6
     International Subadvisor ................................6
     Investment Strategy .....................................6
     Currency Management .....................................6
Risk Factors and Investment Techniques .......................7
     Issuer Diversification ..................................7
     Credit Quality ..........................................8
     Currency Diversification ................................8
     Dollar-Weighted Average Maturity ........................8

Other Investment Practices, Their Characteristics
     and Risks ...............................................8
     Portfolio Turnover ......................................8
     When-Issued and Forward Commitment
         Agreements ..........................................8
     Interest Rate Futures Contracts and
         Options Thereon .....................................9
     Short-Term Instruments ..................................9
     Portfolio Lending .......................................9
     Other Techniques ........................................10
Performance Advertising ......................................10

HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

American Century Investments .................................11
Investing in American Century ................................11
How to Open an Account .......................................11
         By Mail .............................................11
         By Wire .............................................11
         By Exchange .........................................12
         In Person ...........................................12
     Subsequent Investments ..................................12
         By Mail .............................................12
         By Telephone ........................................12
         By Online Access ....................................12
         By Wire .............................................12
         In Person ...........................................12
     Automatic Investment Plan ...............................12
How to Exchange from One Account
     to Another ..............................................12
         By Mail .............................................13
         By Telephone ........................................13
         By Online Access ....................................13
How to Redeem Shares .........................................13
         By Mail .............................................13
         By Telephone ........................................13
         By Check-A-Month ....................................13
         Other Automatic Redemptions .........................13
     Redemption Proceeds .....................................13
         By Check ............................................13
         By Wire and ACH .....................................13
     Redemption of Shares
         in Low-Balance Accounts .............................13
Signature Guarantee ..........................................14
Special Shareholder Services .................................14
         Automated Information Line ..........................14
         By Online Access ....................................14
         Open Order Service ..................................14
         Tax-Qualified Retirement Plans ......................15
     Important Policies Regarding Your Investments ...........15
Reports to Shareholders ......................................15
Employer-Sponsored Retirement Plans
     and Institutional Accounts ..............................16

ADDITIONAL INFORMATION YOU SHOULD KNOW

Share Price ..................................................17
     When Share Price is Determined ..........................17
     How Share Price is Determined ...........................17
     Where to Find Information About Share Price .............17
Distributions ................................................18
Taxes ........................................................18
     Tax-Deferred Accounts ...................................18
     Taxable Accounts ........................................18
Management ...................................................19
     Investment Management ...................................19
     Code of Ethics ..........................................20
     Transfer and Administrative Services ....................20
Distribution of Fund Shares ..................................21
Expenses .....................................................21
Further Information About American Century ...................21


Prospectus                                                Table of Contents    3


TRANSACTION AND OPERATING EXPENSE TABLE

                                                                    European
                                                                 Government Bond

SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Load Imposed on Purchases .............................. none
Maximum Sales Load Imposed on Reinvested Dividends ................... none
Deferred Sales Load .................................................. none
Redemption Fee(1) .................................................... none
Exchange Fee ......................................................... none

ANNUAL FUND OPERATING EXPENSES:(2)
(as a percentage of net assets)
Management Fees   . .................................................. .44%
12b-1 Fees ........................................................... none
Other Expenses    . .................................................. .40%
Total Fund Operating Expenses       . ................................ .84%

EXAMPLE
You would pay the following expenses on a              1 year           $9
$1,000 investment, assuming a 5% annual return        3 years           27
and redemption at the end of each time period:        5 years           47
                                                     10 years          104


(1)  Redemption proceeds sent by wire are subject to a $10 processing fee.

(2) Benham Management Corporation (the "Manager") has agreed to limit the Fund's total operating expenses to a specified percentage of the Fund's average daily net assets. The agreement provides that the Manager may recover amounts absorbed on behalf of the Fund during the preceding 11 months if, and to the extent that, for any given month, Fund expenses were less than the expense limit in effect at that time. The current expense limitation for the Fund is .90%. This expense limitation is subject to annual renewal in June.

     The Fund pays the Manager advisory fees equal to an annualized percentage of the Fund's average daily net assets. Other expenses include administrative and transfer agent fees paid to American Century Services Corporation.

     The purpose of the above table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in the shares of the Fund. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by SEC regulations.

     Neither the 5% rate of return nor the expenses shown above should be considered indications of past or future returns and expenses. Actual returns and expenses may be greater or less than those shown.


4    Transaction and Operating Expense Table        American Century Investments



FINANCIAL HIGHLIGHTS

EUROPEAN GOVERNMENT BOND


     The Financial Highlights for each of the periods presented have been audited by KPMG Peat Marwick LLP, independent auditors (except as noted), whose report thereon appears in the Fund's annual report, which is incorporated by reference into the Statement of Additional Information. The semiannual and annual reports contain additional performance information and will be made available upon request and without charge. The information presented is for a share outstanding throughout the years ended December 31, except as noted.


                                                             1996(1)           1995           1994            1993          1992(2)

PER-SHARE DATA
Net Asset Value,
Beginning of Period ...............................          $11.95            $10.36         $10.82         $10.01          10.00
                                                         -----------       -----------    -----------    -----------    -----------
Income from Investment Operations
   Net Investment Income ..........................             .32               .61            .78            .69            .79
   Net Realized and Unrealized Gains
   (Losses) on Investments and
   Foreign Currency Transactions ..................            (.51)             1.88           (.63)           .49            .38
                                                         -----------       -----------    -----------    -----------    -----------
   Total Income from Investment Operations ........            (.19)             2.49            .15           1.18           1.17
                                                         -----------       -----------    -----------    -----------    -----------
Distributions
   From Net Investment Income .....................            (.39)             (.90)          (.60)          (.37)          (.66)
   From Net Realized Gains on Investments
   and Foreign Currency Transactions ..............              --                --           (.01)            --           (.50)
                                                         -----------       -----------    -----------    -----------    -----------
   Total Distributions ............................            (.39)             (.90)          (.61)          (.37)         (1.16)
                                                         -----------       -----------    -----------    -----------    -----------
Net Asset Value, End of Period ....................          $11.37            $11.95         $10.36         $10.82         $10.01
                                                         -----------       -----------    -----------    -----------    -----------
                                                         -----------       -----------    -----------    -----------    -----------
   Total Return(3) ................................           (1.56)%           24.40%          1.52%         11.79%          7.08%

RATIOS/SUPPLEMENTAL DATA
   Ratio of Operating Expenses
   to Average Net Assets(4) .......................           .84%(4)             .82%           .86%           .85%         .51%(5)
   Ratio of Net Investment Income
   to Average Net Assets ..........................          5.60%(4)            6.14%          6.09%          6.27%         7.59(5)
   Portfolio Turnover Rate ........................           146%                167%           166%           310%           252%
   Net Assets, End of Period
    (in thousands of dollars) .....................         $236,815         $252,247       $194,301       $355,615       $337,043


     (1) Six month period ended June 30, 1996 (unaudited).
     (2) From January 7, 1992 (commencement of operations) to December 31, 1992.
     (3) Total return assumes reinvestment of dividends and capital gain distributions, if any, and are not annualized.
     (4) The ratios for the periods beginning with the year ended December 31, 1995 include expenses paid through expense offset arrangements.
     (5) Annualized.



Prospectus                                             Financial Highlights    5


INFORMATION REGARDING THE FUND

INVESTMENT POLICIES OF THE FUND

     The Fund has adopted certain investment restrictions that are set forth in the Statement of Additional Information. Those restrictions, as well as the investment objectives of the Fund identified on page 2 of this Prospectus and any other investment policies designated as "fundamental" in this Prospectus or in the Statement of Additional Information, cannot be changed without shareholder approval. The Fund has implemented additional investment policies and practices to guide its activities in the pursuit of its investment objective. These policies and practices, which are described throughout this Prospectus, are not designated as fundamental policies and may be changed without shareholder approval.

     For an explanation of the securities ratings referred to in the following discussion, see "Other Information" in the Statement of Additional Information.


INVESTMENT OBJECTIVE

     The Fund's investment objective is to seek over the long term as high a level of total return as is consistent with investment in the highest-quality European government debt securities. There is no assurance that the Fund will achieve its investment objective.

     The Fund may be appropriate for U.S. investors who:

o Want to protect their income against a decline in the purchasing power of the U.S. dollar relative to that of foreign currencies.

o    Want  to  diversify  their  investments   beyond  U.S.   dollar-denominated
     securities and interest rate exposure.

     As market conditions change (i.e., interest rate, political, and economic changes occur), the Fund's value will vary. The Fund's performance will be affected by currency values, foreign economies, and other foreign investment factors.


INTERNATIONAL SUBADVISOR

     J.P. Morgan Investment Management Inc. ("JPMIM") is the Fund's subadvisor and is responsible for its day-to-day operations. JPMIM is headquartered in New York and maintains offices in most of the world's financial centers, including London and Frankfurt.


INVESTMENT STRATEGY

     JPMIM selects the Fund's investments by using a combination of fundamental research and bond and currency valuation models. The following is a brief summary of factors considered by JPMIM in selecting the Fund's investments:

o Economic/Political Fundamentals: JPMIM evaluates each country's economic climate and political discipline for controlling deficits and inflation.

o Expected Return: Using economic forecasts, JPMIM projects the expected return for each country.

o Relative Value: By contrasting expected risks and returns for investments in each country, JPMIM selects those countries expected to produce the best return at reasonable risk.


CURRENCY MANAGEMENT

     The rate of exchange between U.S. dollars and European currencies fluctuates, which results in gains and losses to the Fund. Even if the Fund's foreign security holdings perform well, an increase in the value of the dollar relative to the currencies in which portfolio securities are denominated can offset security gains.

     Because the Fund is designed for U.S. investors seeking currency and interest rate diversification, JPMIM limits its use of hedging strategies intended to minimize the effect of currency fluctuations. Although hedging strategies (if they are successful) reduce exchange rate risk, they also reduce the potential for share price appreciation when European currencies increase in value relative to the U.S. dollar.


6    Information Regarding the Funds                American Century Investments


     When JPMIM considers the U.S. dollar to be attractive relative to European currencies, as much as 25% of the Fund's total assets may be hedged into dollars. For temporary defensive purposes and under extraordinary circumstances (such as significant political events), more than 25% of the Fund's total assets may be hedged in this manner.

     In managing the Fund's currency exposure, JPMIM will buy and sell foreign currencies regularly, either in the spot (i.e., cash) market or the forward market. Forward foreign currency exchange contracts ("forward contracts") are individually negotiated and privately traded between currency traders (usually large commercial banks) and their customers. In most cases, no deposit requirements exist, and these contracts are traded at a net price without commission. Forward contracts involve an obligation to purchase or sell a specific currency at an agreed-upon price on a future date. Most contracts expire in less than one year. The Fund will not use futures and options for speculative purposes.


RISK FACTORS AND INVESTMENT TECHNIQUES

     The risks which the Fund faces most frequently are those posed by fluctuations in currency values. The value of the investments held by the Fund is calculated in U.S. dollars on each day that the New York Stock Exchange (the "Exchange") is open for business. As a result, to the extent that the Fund's assets are invested in instruments denominated in currencies other than the U.S. dollar and such currencies appreciate relative to the U.S. dollar, the Fund's net asset value per share as expressed in U.S. dollars (and, therefore, the value of a shareholder's investment in the Fund as expressed in U.S. dollars) should increase. If the U.S. dollar appreciates relative to such other currencies, the converse should occur, except to the extent that losses are offset by net investment income generated by the U.S. dollar-denominated instruments in which the Fund invests.

     The currency-related gains and losses experienced by the Fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities stated in U.S. dollars. An individual shareholder's gains or losses on his or her shares will be based on changes attributable to fluctuations in the net asset value of such shares, expressed in U.S. dollars, in relation to the original U.S. dollar purchase price of such shares. The relative amount of appreciation or depreciation in the Fund's assets also will be affected by changes in the value of the securities that are unrelated to changes in currency exchange rates.

     Interest rates paid on instruments denominated in foreign currencies may be higher or lower than those paid on comparable U.S. dollar instruments. Consequently, the Fund may have a higher or lower yield than a fund which invests strictly in U.S. dollar-denominated instruments.


ISSUER DIVERSIFICATION

     The Fund  invests  primarily  in bonds  issued or  guaranteed  by  European governments and their political subdivisions. The Fund currently intends to invest in bonds issued by governments and political subdivisions of Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Portugal, Spain, Sweden, Switzerland, and the United Kingdom. Political subdivisions include states, provinces, and municipalities, as well as federal, regional, state, and municipal agencies or instrumentalities. The Fund may also invest in bonds issued by supranational organizations such as the World Bank or the European Investment Bank.

     Typically, the Fund invests more than 25% of its total assets in securities issued by the German government or its political subdivisions. For temporary defensive purposes, however, the Fund may invest less than 25% of its total assets in these securities. The Fund does not expect to invest more than 25% of its total assets in government debt securities of any one foreign country other than Germany.

     To provide a margin of liquidity for shareholder redemptions and exchanges, the Fund may invest up to 5% of its total assets in U.S. government securities held directly or under a repurchase agreement. For temporary defensive purposes, the Fund may invest more than 5% of its total assets in U.S. government securities.

     The Fund is a "non-diversified company" as defined in the Investment Company Act of 1940 (the "1940 Act"), which means that the proportion of the



Prospectus                                  Information Regarding the Funds    7


Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.

     The Fund may invest in AAA-rated corporate bonds denominated in European currencies or European Currency Units ("ECU"s). However, the Fund will limit its investments in such corporate bonds to those amounts which will help it satisfy the diversification requirements under Subchapter M of the Internal Revenue Code of 1986, as amended.


CREDIT QUALITY

     Like U.S. Treasury securities, direct obligations of a European government are backed by the full faith and credit of that government. European government agency debt may or may not be backed by government guarantees.

     Under normal market conditions, the Fund invests at least 65% of its total assets in European government bonds which are rated AAA, at the time of purchase, by a nationally recognized statistical rating agency (a "rating agency") or considered by the subadvisor to be of comparable quality. If a rating agency downgrades a security held by the Fund or judges a security to be less than AAA quality, the security would be sold as quickly as possible without unnecessarily destabilizing the Fund's share price or yield.


CURRENCY DIVERSIFICATION

     Bonds eligible for inclusion in the Fund's portfolio may be denominated in European currencies or ECUs. ECUs are a composite currency consisting of fixed amounts of currency of European Economic Community member countries. A government may issue bonds in domestic currency, ECUs, or the currency of another sovereign government. In this regard, the Fund may buy Australian or Canadian bonds issued in European currencies or ECUs. Under normal market conditions, at least 30% of the Fund's total assets are invested in securities denominated in German marks.


DOLLAR-WEIGHTED AVERAGE MATURITY

     The Fund's dollar-weighted average portfolio maturity ranges from two to ten years.


OTHER INVESTMENT PRACTICES, THEIR CHARACTERISTICS
AND RISKS

     For additional information regarding the investment practices of the Fund, see the Statement of Additional Information.


PORTFOLIO TURNOVER

     The portfolio turnover rate of the Fund is shown in the Financial Highlights table on page 5 of this Prospectus.

     Investment decisions to purchase and sell securities are based on the anticipated contribution of the security in question to the Fund's objectives. The Manager believes that the rate of portfolio turnover is irrelevant when it or JPMIM determines a change is in order to achieve those objectives and, accordingly, the annual portfolio turnover rate cannot be anticipated.

     The portfolio turnover of the Fund may be higher than other mutual funds with similar investment objectives. Higher turnover would generate correspondingly greater brokerage commissions, which is a cost that the Fund pays directly. Portfolio turnover may also affect the character of capital gains, if any, realized and distributed by the Fund since short-term capital gains are taxable as ordinary income.

     Transaction costs are normally higher for foreign securities than for U.S securities; therefore, the Fund's anticipated portfolio turnover rate may have a larger negative impact on total return than it would if the Fund invested primarily or exclusively in U.S. securities.


WHEN-ISSUED AND FORWARD
COMMITMENT AGREEMENTS

     The Fund may sometimes purchase new issues of securities on a when-issued or forward commitment basis when, in the opinion of the Manager, such purchases will further the investment objectives of the Fund. The price of when-issued securities is established at the time the commitment to purchase is made. Delivery and payment for these securities typically occurs 15 to 45 days after the commitment to purchase. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the security. Accordingly, the value of each security may decline prior to delivery, which could result in a loss to the Fund.


8    Information Regarding the Funds                American Century Investments




INTEREST RATE FUTURES CONTRACTS
AND OPTIONS THEREON

     The Fund may buy or sell interest rate futures contracts relating to debt securities ("debt futures," i.e., futures relating to indexes on types or groups of bonds) and write or buy put and call options relating to interest rate futures contracts.

     For options sold, the Fund will segregate cash or high-quality debt securities equal to the value of securities underlying the option unless the option is otherwise covered.

     The Fund will deposit in a segregated account with its custodian bank high-quality debt obligations maturing in one year or less, or cash, in an amount equal to the fluctuating market value of long futures contracts it has purchased, less any margin deposited on its long position. It may hold cash or acquire such debt obligations for the purpose of making these deposits.

     The Fund may use futures and options transactions to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns when a futures contract is priced more attractively than its underlying security or index.

     Since futures contracts and options thereon can replicate movements in the cash markets for the securities in which the Fund invests without the large cash investments required for dealing in such markets, they may subject the Fund to greater and more volatile risks than might otherwise be the case. The principal risks related to the use of such instruments are (1) the offsetting correlation between movements in the market price of the portfolio investments (held or intended) being hedged and in the price of the futures contract or option may be imperfect; (2) possible lack of a liquid secondary market for closing out futures or option positions; (3) the need of additional portfolio management skills and techniques; and (4) losses due to unanticipated market price movements. For a hedge to be completely effective, the price change of the hedging instrument should equal the price change of the securities being hedged. Such equal price changes are not always possible because the investment underlying the hedging instrument may not be the same investment that is being hedged.

     The ordinary spreads between prices in the cash and futures markets, due to the differences in the nature of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of general interest rate trends by management may still not result in a successful transaction.
Management may be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place.

     See the Statement of Additional Information for further information about these instruments and their risks.


SHORT-TERM INSTRUMENTS

     For liquidity purposes, the Fund may invest in high-quality money market instruments with remaining maturities of one year or less. Such instruments may include European-currency-denominated obligations of European governments, European government agencies, and supranational organizations, as well as high-quality certificates of deposit.

     The Fund may also enter into repurchase agreements, collateralized by U.S. government securities, with banks or broker-dealers that are deemed to present minimal credit risk. Credit risk determinations are made by the Manager pursuant to guidelines established by the Board of Trustees. A repurchase agreement involves the purchase of a security and a simultaneous agreement to sell the security back to the seller at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes bankrupt.

     For cash management purposes, the Fund may invest up to 5% of its total assets in any money market fund advised by the Manager, provided that the investment is consistent with the Fund's investment policies and restrictions.


PORTFOLIO LENDING

     In order to realize additional income, the Fund may lend its portfolio securities to persons not affiliated with it and who are deemed to be creditworthy. Such loans must be secured continuously by cash collateral maintained on a current basis in an amount at least equal to the market value of the securities


Prospectus                                  Information Regarding the Funds    9


loaned, or by irrevocable letters of credit. During the existence of the loan, the Fund must continue to receive the equivalent of the interest and dividends paid by the issuer on the securities loaned and interest on the investment of the collateral. The Fund must have the right to call the loan and obtain the securities loaned at any time on five days' notice, including the right to call the loan to enable the Fund to vote the securities. Such loans may not exceed one-third of the Fund's total assets taken at market value.


OTHER TECHNIQUES

     JPMIM may buy other types of securities or employ other portfolio management techniques on behalf of the Fund. When SEC guidelines require it to do so, the Fund will set aside cash or appropriate liquid assets in a segregated account to cover the Fund's obligations. See the Statement of Additional Information for a more detailed discussion of these investments and some of the risks associated with them.


PERFORMANCE ADVERTISING

     From time to time, the Fund may advertise performance data. Fund performance may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return, yield and effective yield.

     Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gains distributions, over a stated period of time. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced the Fund's cumulative total return over the same period if the Fund's performance had remained constant throughout.

     A quotation of yield reflects the Fund's income over a stated period expressed as a percentage of the Fund's share price. The effective yield is calculated in a similar manner, but, when annualized, the income from the investment is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect on the assumed reinvestment.

     Yield is calculated by adding over a 30-day (or one-month) period all interest and dividend income (net of fund expenses) calculated on each day's market values, dividing this sum by the average number of fund shares outstanding during the period, and expressing the result as a percentage of the fund's share price on the last day of the 30-day (or one month) period. The percentage is then annualized. Capital gains and losses are not included in the calculation.

     Yields are calculated according to accounting methods that are standardized in accordance with SEC rules. The SEC yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the Fund's financial statements.

     The Fund may also include in advertisements data comparing performance with the performance of non-related investment media, published editorial comments and performance rankings compiled by independent organizations (such as Lipper Analytical Services) and publications that monitor the performance of mutual funds. Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, Fund performance may be compared to well-known indices of market performance. Fund performance may also be compared, on a relative basis, to the other funds in our fund family. This relative comparison, which may be based upon historical or expected fund performance, volatility or other fund characteristics, may be presented numerically, graphically or in text. Fund performance may also be combined or blended with other funds in our fund family, and that combined or blended performance may be compared to the same indices to which individual funds may be compared.

     All performance information advertised by the Fund is historical in nature and is not intended to represent or guarantee future results. The value of Fund shares when redeemed may be more or less than their original cost.


10   Information Regarding the Funds                American Century Investments




HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS


AMERICAN CENTURY INVESTMENTS

     The Fund offered by this Prospectus is a part of the American Century Investments family of mutual funds. Our family provides a full range of investment opportunities, from the aggressive equity growth funds in our Twentieth Century Group, to the fixed income funds in our Benham Group, to the moderate risk and specialty funds in our American Century Group. Please call 1-800-345-2021 for a brochure or prospectuses for the other funds in the American Century Investments family.


INVESTING IN AMERICAN CENTURY

     The following section explains how to invest in American Century funds, including purchases, redemptions, exchanges and special services. You will find more detail about doing business with us by referring to the Investor Services Guide that you will receive when you open an account.

     If you own or are considering purchasing Fund shares through an employer-sponsored retirement plan or through a bank, broker-dealer or other financial intermediary, the following sections, as well as the information contained in our Investor Services Guide, may not apply to you. Please read "Employer-Sponsored Retirement Plans and Institutional Accounts," page 16.


HOW TO OPEN AN ACCOUNT

     To open an account, you must complete and sign an application, furnishing your taxpayer identification number. (You must also certify whether you are subject to withholding for failing to report income to the IRS.) Investments received without a certified taxpayer identification number will be returned.

     The minimum investment is $2,500 ($1,000 for IRA accounts).

     The minimum investment requirements may be different for some types of retirement accounts. Call one of our Investor Services Representatives for information on our retirement plans, which are available for individual investors or for those investing through their employers.

     Please note: If you register your account as belonging to multiple owners (e.g., as joint tenants), you must provide us with specific authorization on your application in order for us to accept written or telephone instructions from a single owner. Otherwise, all owners will have to agree to any transactions that involve the account (whether the transaction request is in writing or over the telephone).

     You may invest in the following ways:

By Mail

     Send a completed application and check or money order payable in U.S. dollars to American Century Investments.


By Wire

     You may make your initial  investment by wiring funds. To do so, call us or
mail  a  completed   application  and  provide  your  bank  with  the  following information:

     o Receiving bank and routing number:
       Commerce Bank, N.A. (101000019)

     o Beneficiary (BNF):
       American Century Services Corporation
       4500 Main St., Kansas City, Missouri 64111

     o Beneficiary account number (BNF ACCT):
       2804918

     o Reference for Beneficiary (RFB):
       American Century account number into which you are investing. If more than one, leave blank and see Bank to Bank Information below.

     o Originator to Beneficiary (OBI):
       Name and address of owner of account into which you are investing.

     o Bank to Bank Information
       (BBI or Free Form Text):
         o Taxpayer  identification or Social Security number
         o If more than one account, account numbers and amount to be invested in each account.
         o Current tax year, previous tax year or rollover designation if an IRA. Specify whether IRA, SEP-IRA or SARSEP-IRA.



Prospectus                  How to Invest with American Century Investments   11


By Exchange

     Call 1-800-345-2021 from 7 a.m. to 7 p.m. Central time to get information on opening an account by exchanging from another American Century account. See this page for more information on exchanges.


In Person

     If you prefer to work with a representative in person, please visit one of our Investors Centers, located at:

     4500 Main Street
     Kansas City, Missouri 64111

     1665 Charleston Road
     Mountain View, California 94043

     2000 S. Colorado Blvd.
     Denver, Colorado 80222.


SUBSEQUENT INVESTMENTS

     Subsequent investments may be made by an automatic bank, payroll or government direct deposit (see "Automatic Investment Plan," this page) or by any of the methods below. The minimum investment requirement for subsequent investments: $250 for checks submitted without the remittance portion of a previous statement or confirmation, $50 for all other types of subsequent investments.


By Mail

     When making subsequent investments, enclose your check with the remittance portion of the confirmation of a previous investment. If the investment slip is not available, indicate your name, address and account number on your check or a separate piece of paper. (Please be aware that the investment minimum for subsequent investments is higher without an investment slip.)


By Telephone

     Once your account is open, you may make investments by telephone if you have authorized us (by choosing "Full Services" on your application) to draw on your bank account. You may call an Investor Services Representative or use our Automated Information Line.


By Online Access

     Once your account is open, you may make investments online if you have authorized us (by choosing "Full Services" on your application) to draw on your bank account.


By Wire

     You may make subsequent investments by wire. Follow the wire transfer instructions on page 11 and indicate your account number.


In Person

     You may make subsequent investments in person at one of our Investors Centers. The locations of our three Investors Centers are listed on this page.


AUTOMATIC INVESTMENT PLAN

     You may elect on your application to make investments automatically by authorizing us to draw on your bank account regularly. Such investments must be at least the equivalent of $50 per month. You also may choose an automatic payroll or government direct deposit. If you are establishing a new account, check the appropriate box under "Automatic Investments" on your application to receive more information. If you would like to add a direct deposit to an existing account, please call one of our Investor Services Representatives.

HOW TO EXCHANGE FROM ONE ACCOUNT TO ANOTHER

     As long as you meet any minimum investment requirements, you may exchange your Fund shares to our other funds up to six times per year per account. An exchange request will be processed the same day it is received if it is received before the Fund's net asset values are calculated, which is one hour prior to the close of the New York Stock Exchange for the American Century Target Maturities Trust, and at the close of the Exchange for all of our other funds. See "When Share Price is Determined," page 17.

     For any single exchange, the shares of each fund being acquired must have a value of at least $100. However, we will allow investors to set up an Automatic Exchange Plan between any two funds in the amount of at least $50 per month. See our Investor Services Guide for further information about exchanges.



12 How to Invest with American Century Investments  American Century Investments



By Mail

     You may direct us in writing to exchange your shares from one American Century account to another. For additional information, please see our Investor Services Guide.


By Telephone

     You can make exchanges over the phone (either with an Investor Services Representative or using our Automated Information Line--see page 14) if you have authorized us to accept telephone instructions. You can authorize this by selecting "Full Services" on your application or by calling us at 1-800-345-2021 to receive the appropriate form.


By Online Access

     You can make exchanges online if you have authorized us to accept instructions over the Internet. You can authorize this by selecting "Full Services" on your application or by calling us at 1-800-345-2021 to get the appropriate form.


HOW TO REDEEM  SHARES

     We will redeem or "buy back" your shares at any time. Redemptions will be made at the next net asset value determined after a complete redemption request is received.

     Please note that a request to redeem shares in an IRA or 403(b) plan must be accompanied by an executed IRS Form W4-P and a reason for withdrawal as specified by the IRS.


By Mail

     Your written instructions to redeem shares may be made either by a redemption form, which we will send to you upon request, or by a letter to us. Certain redemptions may require a signature guarantee. Please see "Signature Guarantee," page 14.


By Telephone

     If you have authorized us to accept telephone instructions, you may redeem your shares by calling an Investor Services Representative.


By Check-A-Month

     If you have at least a $10,000 balance in your account, you may redeem shares by Check-A-Month. A Check-A-Month plan automatically redeems enough shares each month to provide you with redemption proceeds in an amount you choose (minimum $50). To set up a Check-A-Month plan, please call and request our Check-A-Month brochure.


Other Automatic Redemptions

     If you have at least a $10,000 balance in your account, you may elect to make redemptions automatically by authorizing us to send funds directly to you or to your account at a bank or other financial institution. To set up automatic redemptions, call one of our Investor Services Representatives.


REDEMPTION PROCEEDS

     Please not that shortly after a purchase of shares is made by check or electronic draft (also known as an ACH draft) from your bank, we may wait up to 15 days or longer to send redemption proceeds (to allow your purchase funds to clear). No interest is paid on the redemption proceeds after the redemption is processed but before your redemption proceeds are sent.

     Redemption proceeds may be sent to you in one of the following ways:


By Check

     Ordinarily, all redemption checks will be made payable to the registered owner of the shares and will be mailed only to the address of record. For more information, please refer to our Investor Services Guide.


By Wire and ACH

     You may authorize us to transmit redemption proceeds by wire or ACH. These services will be effective 15 days after we receive the authorization.

     Your bank will usually receive wired funds within 48 hours of transmission. Funds transferred by ACH may be received up to seven days after transmission. Wired funds are subject to a $10 fee to cover bank wire charges, which is deducted from redemption proceeds. Once the funds are transmitted, the time of receipt and the funds' availability are not under our control.


REDEMPTION OF SHARES
IN LOW-BALANCE ACCOUNTS

     Whenever the shares held in an account have a value of less than the required minimum, a letter will be sent advising you of the necessity to bring the



Prospectus                  How to Invest with American Century Investments   13



value of the shares held in the account up to the minimum. If action is not taken within 90 days of the letter's date, the shares held in the account will be redeemed and proceeds from the redemption will be sent by check to your address of record. We reserve the right to increase the investment minimums.


SIGNATURE GUARANTEE

     To protect your accounts from fraud, some transactions will require a signature guarantee. Which transactions will require a signature guarantee will depend on which service options you elect when you open your account. For example, if you choose "In Writing Only," a signature guarantee will be required when:

     o redeeming more than $25,000; or

     o establishing or increasing a Check-A-Month or automatic transfer on an existing account.

     You may obtain a signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

     For a more in-depth explanation of our signature guarantee policy, or if you live outside the United States and would like to know how to obtain a signature guarantee, please consult our Investor Services Guide.

     We reserve the right to require a signature guarantee on any transaction, or to change this policy at any time.


SPECIAL SHAREHOLDER SERVICES

     We offer several service options to make your account easier to manage. These are listed on the account application. Please make note of these options and elect the ones that are appropriate for you. Be aware that the "Full Services" option offers you the most flexibility. You will find more information about each of these service options in our Investor Services Guide.

     Our special shareholder services include:


Automated Information Line

     We offer an Automated Information Line, 24 hours a day, seven days a week, at 1-800-345-8765. By calling the Automated Information Line, you may listen to fund prices, yields and total return figures. You may also use the Automated Information Line to make investments into your accounts (if we have your bank information on file) and obtain your share balance, value and most recent transactions.

     If you have authorized us to accept telephone instructions, you also may exchange shares from one fund to another via the Automated Information Line. Redemption instructions cannot be given via the Automated Information Line.


Online Account Access

     You may contact us 24 hours a day, seven days a week at www.americancentury.com to access your fund's daily share price, receive updates on major market indexes and view historical performance of your funds. If you select "Full Services" on your application, you can use your personal access code and Social Security number to view your account balances and account activity, make subsequent investments from your bank account or exchange shares from one fund to another.


Open Order Service

Through our open order service, you may designate a price at which to buy shares of a variable-priced fund by exchange from one of our money market funds, or a price at which to sell shares of a variable-priced fund by exchange to one of our money market funds. The designated purchase price must be equal to or lower, or the designated sale price equal to or higher, than the variable-priced fund's net asset value at the time the order is placed. If the designated price is met within 90 calendar days, we will execute your exchange order automatically at that price (or better). Open orders not executed within 90 days will be canceled.

If the fund you have selected deducts a distribution from its share price, your order price will be adjusted accordingly so the distribution does not inadvertently trigger an open order transaction on your behalf. If you close or re-register the account from which the shares are to be redeemed, your open order will be canceled.

Because of their time-sensitive nature, open order transactions are accepted only by telephone or in person. These transactions are subject to exchange limitations described in each fund's prospectus, except that orders and cancellations received before 2 p.m. Central time are effective the same day, and orders or cancellations received after 2 p.m. Central time are effective the next business day.


14 How to Invest with American Century Investments  American Century Investments


Tax-Qualified Retirement Plans

     The Fund is available for your tax-deferred retirement plan. Call or write us and request the appropriate forms for:

     o Individual Retirement Accounts ("IRA"s);

     o 403(b) plans for employees of public school systems and non-profit organizations; or

     o Profit sharing plans and pension plans for corporations and other employers.

     If your IRA and 403(b) accounts do not total $10,000, each account is subject to an annual $10 fee, up to a total of $30 per year.

     You can also transfer your tax-deferred plan to us from another company or custodian. Call or write us for a Request to Transfer form.


IMPORTANT POLICIES REGARDING YOUR INVESTMENTS

     Every account is subject to policies that could affect your investment. Please refer to the Investor Services Guide for further information about the policies discussed below, as well as further detail about the services we offer.

(1) We reserve the right for any reason to suspend the offering of shares for a period of time, or to reject any specific purchase order (including purchases by exchange). Additionally, purchases may be refused if, in the opinion of the manager, they are of a size that would disrupt the management of the Fund.

(2) We reserve the right to make changes to any stated investment requirements, including those that relate to purchases, transfers and redemptions. In addition, we may also alter, add to or terminate any investor services and privileges. Any changes may affect all shareholders or only certain series or classes of shareholders.

(3) Shares being acquired must be qualified for sale in your state of residence.

(4) Transactions requesting a specific price and date, other than open orders, will be refused. Once you have mailed or otherwise transmitted your transaction instructions to us, they may not be modified or canceled.

(5) If a transaction request is made by a corporation, partnership, trust, fiduciary, agent or unincorporated association, we will require evidence satisfactory to us of the authority of the individual making the request.

(6) We have established procedures designed to assure the authenticity of instructions received by telephone. These procedures include requesting personal identification from callers, recording telephone calls, and providing written confirmations of telephone transactions. These procedures are designed to protect shareholders from unauthorized or fraudulent instructions. If we do not employ reasonable procedures to confirm the genuineness of instructions, then we may be liable for losses due to unauthorized or fraudulent instructions. The company, its transfer agent and investment advisor will not be responsible for any loss due to instructions they reasonably believe are genuine.

(7) All signatures should be exactly as the name appears in the registration. If the owner's name appears in the registration as Mary Elizabeth Jones, she should sign that way and not as Mary E. Jones.

(8) Unusual stock market conditions have in the past resulted in an increase in the number of shareholder telephone calls. If you experience difficulty in reaching us during such periods, you may send your transaction instructions by mail, express mail or courier service, or you may visit one of our Investors Centers. You may also use our Automated Information Line if you have requested and received an access code and are not attempting to redeem shares.

(9) If you fail to provide us with the correct certified taxpayer identification number, we may reduce any redemption proceeds by $50 to cover the penalty the IRS will impose on us for failure to report your correct taxpayer identification number on information reports.

(10) We will perform special inquiries on shareholder accounts. A research fee of $15 per hour may be applied.


REPORTS TO SHAREHOLDERS

     At the end of each calendar quarter, we will send you a consolidated statement that summarizes all of your American Century holdings, as well as an individual statement for each fund you own that reflects all year-to-date activity in your account. You may



Prospectus                  How to Invest with American Century Investments   15



request a statement of your account activity at any time.

     With the exception of most automatic transactions, each time you invest, redeem, transfer or exchange shares, we will send you a confirmation of the transactions. See the Investor Services Guide for more detail.

     Carefully review all the information relating to transactions on your statements and confirmations to ensure that your instructions were acted on properly. Please notify us immediately in writing if there is an error. If you fail to provide notification of an error with reasonable promptness, i.e., within 30 days of non-automatic transactions or within 30 days of the date of your consolidated quarterly statement, in the case of automatic transactions, we will deem you to have ratified the transaction.

     No later than January 31st of each year, we will send you reports that you may use in completing your U.S. income tax return. See the Investor Services Guide for more information.

     Each year, we will send you an annual and a semiannual report relating to your fund, each of which is incorporated herein by reference. The annual report includes audited financial statements and a list of portfolio securities as of the fiscal year end. The semiannual report includes unaudited financial statements for the first six months of the fiscal year, as well as a list of portfolio securities at the end of the period. You also will receive an updated prospectus at least once each year. Please read these materials carefully, as they will help you understand your fund.


EMPLOYER-SPONSORED RETIREMENT PLANS AND
INSTITUTIONAL ACCOUNTS

     Information   contained  in  our  Investor   Services   Guide  pertains  to
shareholders who invest directly with American Century rather than through an employer-sponsored retirement plan or through a financial intermediary.

     If you own or are considering purchasing Fund shares through an employer-sponsored retirement plan, your ability to purchase shares of the funds, exchange them for shares of other American Century funds, and redeem them will depend on the terms of your plan.

     If you own or are considering purchasing Fund shares through a bank, broker-dealer, insurance company or other financial intermediary, your ability to purchase, exchange and redeem shares will depend on your agreement with, and the policies of, such financial intermediary.

     You may reach one of our Institutional Service Representatives by calling 1-800-345-3533 to request information about our funds and services, to obtain a current prospectus or to get answers to any questions about our funds that you are unable to obtain through your plan administrator or financial intermediary.


16 How to Invest with American Century Investments  American Century Investments


ADDITIONAL INFORMATION YOU SHOULD KNOW


SHARE PRICE

WHEN SHARE PRICE IS DETERMINED

     The price of your shares is also referred to as their net asset value. Net asset value is determined by calculating the total value of a fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. For all American Century funds, except the American Century Target Maturities Trust, net asset value is determined at the close of regular trading on each day that the New York Stock Exchange is open, usually 3 p.m. Central time. Net asset value for the Target Maturities is determined one hour prior to the close of the Exchange.

     Investments and requests to redeem or exchange shares will receive the share price next determined after receipt by us of the investment, redemption or exchange request. For example, investments and requests to redeem or exchange shares of a fund received by us or one of our agents before the net asset value of the fund is determined, are effective on, and will receive the price determined, that day. Investment, redemption and exchange requests received thereafter are effective on, and receive the price determined on, the next day the Exchange is open.

     Investments are considered received only when payment is received by us. Wired funds are considered received on the day they are deposited in our bank account if they are deposited before net asset value is determined.

     Investments by telephone pursuant to your prior authorization to us to draw on your bank account are considered received at the time of your telephone call.

     Investment and transaction instructions received by us on any business day by mail before the net asset value is determined will receive that day's price. Investments and instructions received after that time will receive the price determined on the next business day.

     If you invest in Fund shares through an employer-sponsored retirement plan or other financial intermediary, it is the responsibility of your plan recordkeeper or financial intermediary to transmit your purchase, exchange and redemption requests to the Fund's transfer agent prior to the applicable cut-off time for receiving orders and to make payment for any purchase transactions in accordance with the Fund's procedures or any contractual arrangement with the Fund or the Fund's distributor in order for you to receive that day's price.


HOW SHARE PRICE IS DETERMINED

     The valuation of assets for determining net asset value may be summarized as follows:

     Portfolio securities of the Fund, except as otherwise noted, listed or traded on a domestic securities exchange are valued at the last sale price on that exchange. Portfolio securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on the exchange where primarily traded. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices, or at the last sale price. When market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

     Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Trustees.


WHERE TO FIND INFORMATION ABOUT SHARE PRICE

     The net asset value of the Fund is published in leading newspapers daily. The net asset value, as well as yield information on the Fund and other funds in the American Century family of funds, may be obtained by calling us or by accessing our Web site at www.americancentury.com.


Prospectus                           Additional Information You Should Know   17


DISTRIBUTIONS

     Distributions from net investment income are declared and paid quarterly. Distributions from net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.

     You will begin to participate in the distributions the day after your purchase is effective. See "When Share Price is Determined," page 17. If you redeem shares, you will receive the distribution declared for the day of the redemption. If all shares are redeemed, the distribution on the redeemed shares will be included with your redemption proceeds.

     Distributions from net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.

     Participants in employer-sponsored retirement or savings plans must reinvest all distributions. For shareholders investing through taxable accounts, distributions will be reinvested unless you elect to receive them in cash. Distributions of less than $10 generally will be reinvested. Distributions made shortly after a purchase by check or ACH may be held up to 15 days. You may elect to have distributions on shares held in Individual Retirement Accounts and 403(b) plans paid in cash only if you are at least 591/2 years old or permanently and totally disabled. Distribution checks normally are mailed within seven days after the record date. Please consult our Investor Services Guide for further information regarding your distribution options.

     A distribution of shares of the Fund does not increase the value of your shares of your total return. At any given time the value of your shares includes the undistributed net gains, if any, realized by the Fund on the sale of portfolio securities, and undistributed dividends and interest received, less fund expenses.

     Because undistributed gains and dividends are included in the value of your shares prior to distribution, when they are distributed the value of your shares will be reduced by the amount of the distribution. If you buy your shares through a taxable account just before the distribution, you will pay the full price for your shares, and then receive a portion of the purchase price back as a taxable distribution. See "Taxes," this page.


TAXES

     The Fund has elected to be taxed under Subchapter M of the Internal Revenue Code, which means that to the extent its income is distributed to shareholders, it pays no income taxes.


TAX-DEFERRED ACCOUNTS

     If Fund shares are purchased through tax-deferred accounts, such as a qualified employer-sponsored retirement or savings plan, income and capital gains distributions paid by the Fund will generally not be subject to current taxation, but will accumulate in your account under the plan on a tax-deferred basis.

     Employer-sponsored retirement and savings plans are governed by complex tax rules. If you elect to participate in your employer's plan, consult your plan administrator, your plan's summary plan description, or a professional tax advisor regarding the tax consequences of participation in the plan, contributions to, and withdrawals or distributions from the plan.


TAXABLE ACCOUNTS

     If Fund shares are purchased through taxable accounts, distributions of net investment income and net short-term capital gains are taxable to you as ordinary income, except as described below. The dividends from net income of the Fund do not qualify for the 70% dividends-received deduction for corporations since they are derived from interest income. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time you have held the shares on which such distributions are paid. However, you should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to such shares.

     Distributions are taxable to you regardless of whether they are taken in cash or reinvested, even if the value of your shares is below your cost. If you pur-



18   Additional Information You Should Know         American Century Investments




chase shares shortly before a capital gain distribution, you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) will not have increased. In addition, the share price at the time you purchase shares may include unrealized gains in the securities held in the investment portfolio of the Fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid to you as a distribution of capital gains and will be taxable to you as short-term or long-term capital gains.

     In January of the year following the distribution, if you own shares in a taxable account, you will receive a Form 1099-DIV notifying you of the status of your distributions for federal income tax purposes.

     Distributions may also be subject to state and local taxes, even if all or a substantial part of such distribution are derived from interest on U.S. government obligations which, if you received them directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to Fund shareholders when the Fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of such distributions in your own state.

     If you have not complied with certain provisions of the Internal Revenue Code, we are required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends, capital gains distributions and redemptions). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to 31% withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your application. Payments reported by us that omit your Social Security number or tax identification number will subject us to a penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed, and is not refundable.

     Redemption of shares of the Fund (including redemptions made in an exchange transaction) will be a taxable transaction for federal income tax purposes and shareholders will generally recognize a gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that shareholders hold such shares as a capital asset, the gain or loss will be a capital gain or loss and will generally be long term if shareholders have held such shares for a period of more than one year. If a loss is realized on the redemption of Fund shares, the reinvestment in additional Fund shares within 30 days before or after the redemption may be subject to the "wash sale" rules of the Internal Revenue Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.


MANAGEMENT

INVESTMENT MANAGEMENT

     The Fund is a series of the American Century International Bond Funds (the "Trust") organized as a Massachusetts business trust on August 28, 1991. Under the laws of the Commonwealth of Massachusetts, the Board of Trustees is responsible for managing the business and affairs of the Trust. Acting pursuant to an investment advisory agreement entered into with the Trust, Benham Management Corporation (the "Manager") serves as the investment advisor of the Fund. Its principal place of business is 1665 Charleston Road, Mountain View, California 94043. The Manager has been providing investment advisory services to investment companies and institutional clients since 1971.

     In June 1995, American Century Companies, Inc. ("ACC") acquired Benham Management International, Inc., the then-parent company of the Manager. In the acquisition, the Manager became a wholly owned subsidiary of ACC.

     The Manager supervises and manages the investment portfolio of the Fund and directs the purchase and sale of their investment securities. It utilizes teams of portfolio managers, assistant portfolio managers and analysts acting together to supervise the management of the Fund's assets.

     JPMIM is the Fund's investment subadvisor. JPMIM is a leading manager of pension funds, institutional accounts, and private accounts, with approximately $112 billion in assets under management. JPMIM makes investment decisions for the Fund in accordance with the Fund's investment objective, policies, and restrictions under the supervision of the


Prospectus                           Additional Information You Should Know   19


Manager and the Board of Trustees. JPMIM is a wholly owned subsidiary of J.P. Morgan & Co. Incorporated.

     The portfolio manager members of the teams managing the Funds described in this Prospectus and their work experience for the last five years are listed as follows:

     Robert P. Browne, Portfolio Manager, JPMIM, has primary responsibility for the day-to-day operations of the Fund. Mr. Browne transferred to the Fixed-Income Group in London in 1994. He was previously located in the Tokyo office and managed domestic and foreign fixed income as well as overall currency exposure for J.P. Morgan Trust Bank's international portfolios. Mr.
Browne joined JPMIM in 1989. He holds a B.A. in Economics from Holy Cross College and a Masters of International Business Studies from the University of South Carolina.

     Jeffrey R. Tyler, Senior Vice President, oversees the portfolio manager's operation of the Fund.

     The activities of the Manager are subject only to directions of the Trust's Board of Trustees. For the services provided to the Funds, the Manager receives an annual fee which cannot exceed 0.45% of average daily net assets, and it drops to a marginal rate of 0.29% of average daily net assets as the Fund's assets increase.

     For subadvisory services, the Manager pays JPMIM a monthly fee at the annual rate of 0.20% of average daily net assets up to $200 million and 0.15% of average daily net assets in excess of $200 million. For the fiscal year ended December 31, 1995, the Manager paid JPMIM subadvisory fees equal to 0.19% of the Fund's average daily net assets.


CODE OF  ETHICS

     The Trust and the Manager have adopted a Code of Ethics that restricts personal investing practices by employees of the Manager and its affiliates. Among other provisions, the Code of Ethics requires that employees with access to information about the purchase or sale of securities in the Fund's portfolios obtain preclearance before executing personal trades. With respect to Portfolio Managers and other investment personnel, the Code of Ethics prohibits acquisition of securities in an initial public offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to ensure that the interests of the Fund shareholders come before the interests of the people who manage the Fund.


TRANSFER AND ADMINISTRATIVE SERVICES

     American Century Services Corporation, 4500 Main Street, Kansas City, Missouri 64111, (the "transfer agent") acts as transfer agent and dividend-paying agent for the Fund. It provides facilities, equipment and personnel to the Fund and is paid for such services by the Fund. For administrative services, the Fund pays the transfer agent a monthly fee equal to its pro rata share of the dollar amount derived from applying the average daily net assets of all of the Funds managed by the Manager. The administrative fee rate ranges from 0.11% to 0.08% of average daily net assets, dropping as assets managed by the Manager increase. For transfer agent services, the Fund pays the transfer agent a monthly fee for each shareholder account maintained and for each shareholder transaction executed during that month.

     The Fund charges no sales commissions, or "loads," of any kind. However, investors who do not choose to purchase or sell Fund shares directly from the transfer agent may purchase or sell Fund shares through registered broker-dealers and other qualified service providers, who may charge investors fees for their services. These broker-dealers and service providers generally provide shareholder, administrative and/or accounting services which would otherwise be provided by the transfer agent. To accommodate these investors, the Manager and its affiliates have entered into agreements with some broker-dealers and service providers to provide these services. Fees for such services are borne normally by the Fund at the rates normally paid to the transfer agent, which would otherwise provide the services. Any distribution expenses associated with these arrangements are borne by the Manager.

     From time to time, special services may be offered to shareholders who maintain higher share balances in our family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services



20   Additional Information You Should Know         American Century Investments


will be paid by the Manager or its affiliates.

     The Manager and the transfer agent are both wholly owned by ACC. James E. Stowers Jr., Chairman of the Board of Directors of ACC, controls ACC by virtue of his ownership of a majority of its common stock.


DISTRIBUTION OF FUND SHARES

     The Fund's shares are distributed by American Century Investment Services, Inc. (the "Distributor"), a registered broker-dealer and an affiliate of the Manager. The Manager pays all expenses for promoting and distributing the Fund shares offered by this Prospectus. The Fund does not pay any commissions or other fees to the Distributor or to any other broker-dealers or financial intermediaries in connection with the distribution of Fund shares.


EXPENSES

     The Fund pays certain operating expenses directly, including, but not limited to: custodian, audit, and legal fees; fees of the independent trustees; costs of printing and mailing prospectuses, statements of additional information, proxy statements, notices, and reports to shareholders; insurance expenses; and costs of registering the Fund's shares for sale under federal and state securities laws. See the Statements of Additional Information for a more detailed discussion of independent trustee compensation.


FURTHER INFORMATION ABOUT AMERICAN CENTURY

     The Trust is a diversified, open-end management investment company. Its business and affairs are managed by its officers under the direction of its Board of Trustees.

     The principal office of the Trust is American Century Tower, 4500 Main Street, P. O. Box 419200, Kansas City, Missouri 64141-6200. All inquiries may be made by mail to that address, or by telephone to 1-800-345-2021 (international calls: 816-531-5575).

     The Fund is an individual series of the Trust which issues shares with no par value. Each series is commonly referred to as a fund. The assets belonging to each series of shares are held separately by the custodian and in effect each series is a separate fund.

     Each share, irrespective of series, is entitled to one vote for each dollar of net asset value applicable to such share on all questions, except those matters which must be voted on separately by the series of shares affected. Matters affecting only one fund are voted upon only by that fund.

     Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes cast in an election of trustees can elect all of the trustees if they choose to do so, and in such event the holders of the remaining votes will not be able to elect any person or persons to the Board of Trustees.

     Unless required by the 1940 Act, it will not be necessary for the Trust to hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of trustees or the appointment of auditors. However, pursuant to the Trust's by-laws, the holders of shares representing at least 10% of the votes entitled to be cast may request that the Trust hold a special meeting of shareholders. We will assist in the communication with other shareholders.

     We reserve the right to change any of our policies, practices and procedures described in this Prospectus, including the Statement of Additional Information, without shareholder approval except in those instances where shareholder approval is expressly required.

     This Prospectus constitutes an offer to sell securities of the Fund only in those states where the Fund's shares have been registered or otherwise qualified for sale. The Fund will not accept applications from persons residing in states where the Fund's shares are not registered.




Prospectus                           Additional Information You Should Know   21


P.O. Box 419200
Kansas City, Missouri
64141-6200

Person-to-person assistance:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-753-1865

Fax: 816-340-7962
Internet: www.americancentury.com



[recycled logo]
   Recycled


                            [American Century Logo]
                             American Century (sm)

9701
SH-BKT-6161




                                  [back cover]